UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026 (July 22, 2026)

CHARLTON ARIA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42386	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St #848

Wilmington , DE 19801

(Address of principal executive offices)

909-214-2482

( Registrant’s telephone number, including area code)

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-eighth of one Class A ordinary share	CHARU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHAR	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-eighth of one Class A ordinary share	CHARR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

Appointment of Chief Financial Officer and Independent Directors

On July 24, 2026, the Board of Charlton Aria Acquisition Corporation (the “Company”) approved and ratified: (i) the appointment of Mr. Paul Strickland as the Company’s Chief Financial Officer and a director of the Company, effective July 22, 2026, (ii) the appointment of Mr. Kyoung Tak Kim as an independent director of the Company and a member of the Board’s audit committee, effective July 22, 2026, and (iii) the appointment of Mr. Wang Jo Cha as an independent director of the Company and a member of the Board’s compensation committee, effective July 22, 2026. Accordingly, Mr. Jung Min Lee ceased to serve as the acting Chief Financial Officer of the Company, effective July 22, 2026.

In connection with the appointments, the Company entered into a CFO offer letter with Mr. Strickland, a director offer letter with each of Mr. Kim and Mr. Cha, and an indemnification agreement with each of Mr. Strickland, Mr. Kim, and Mr. Cha.

Mr. Paul Strickland has nearly three decades of international business experience across the finance, entertainment, private equity, agriculture, mining, manufacturing, and technology sectors. In 2017, Mr. Strickland formed Selkirk Global Holdings, a private holding company. Through Selkirk Global Holdings, Mr. Strickland serves as an officer and sits on the board of several small publicly traded companies across a wide variety of sectors, focusing on restructuring activities and corporate governance issues. He served as secretary and director of Supurva Healthcare Group, Inc. from 2017 to 2024. He has served as secretary and director of Hallmark Venture Group, Inc. from 2020 to present, secretary and director of VG Life Sciences, Inc. from 2017 to 2026, secretary and director of Jammin Java Corp from 2017 to present, secretary and director of High Performance Beverages Co. from 2017 to 2023, secretary and director of Humble Energy, Inc. from 2020 to 2024, secretary and director of Paradigm Oil and Gas, Inc. from 2020 to 2023, and sole director and officer of FONU2, Inc. since March 2021. From June 2020 to May 2022, Mr. Strickland served as secretary of Bayport International Holdings, Inc. Since September 2022, Mr. Strickland has served as the sole director and officer of iTOKK, Inc. In September 2024, Mr. Strickland became the Court-appointed Receiver of Global Tech Industries Group, Inc., a position he still currently holds. In March of 2025, Mr. Strickland became the sole director and officer of EVIO, Inc. In October of 2025, he became a Director and Secretary of QuantGates Systems, Inc. until April 2026. Education: He received his Bachelor's Degree in Foreign Language and International Affairs, with a minor in Asian Studies and Chinese Language, from the University of Puget Sound in 1998. He is fluent in Mandarin Chinese.

Mr. Kyoung Tak Kim has over 18 years of experience in public accounting, auditing, and accounting advisory services. From 2007 to 2021, he served as a Senior Manager at KPMG LLP, where he provided U.S. GAAP and IFRS audit services, assurance services, and accounting advisory services for public and private companies in the United States and South Korea. Since 2022, he has served as a Partner of LEK Partners LLC and Service Area Leader for the firm's Audit and Assurance practice, where he performs financial statement audits and provides accounting advisory services to public and private companies in the United States and South Korea. Mr. Kim is a licensed Certified Public Accountant in New York, New Jersey, Georgia, and South Korea and is a member of the American Institute of Certified Public Accountants (AICPA) and the Korean Institute of Certified Public Accountants (KICPA). Mr. Kim received a Bachelor of Science in Accounting from Chosun University in South Korea.

Mr. Wang Jo Cha has four decades of experience in public finance administration, capital markets regulation, and exchange operations in South Korea. From July 2021 to June 2025, he served as an Advisor to CNPLUS Co., Ltd., where he provided securities exchange and financial advisory services, and since December 2025, he has served as Senior Advisor to Giant Chemical Co., Ltd. Prior to these roles, Mr. Cha served with the Ministry of Strategy and Finance of South Korea (formerly the Ministry of Finance and Economy), where he held positions including Deputy Director of the Tax & Policy Bureau and Director of the Human Resources and Operations Team. He subsequently led the task force responsible for the establishment of the Korea Exchange (KRX) and later held senior executive positions at KRX and its technology affiliate, KOSCOM, including Executive Managing Director of the KOSPI Market, Executive Managing Director of Management Support, and Executive Managing Director of KOSCOM. Following his exchange career, he served as a Consulting Advisor at Deloitte Anjin Korea and Korea Representative of Logical Standard (N.Y.). Mr. Cha has also served as an outside director of Woori Financial Group, Hyundai Savings Bank, and Korea Technology Finance Corporation (KIBO), and previously served as Chief Executive Officer of Ace-biomed Co., Ltd. and Vice President of CN Plus Co., Ltd. Mr. Cha received a Bachelor of Laws from Dong-A University.

Other than as disclosed herein, none of Mr. Strickland, Mr. Kim, or Mr. Cha holds any position with the Company or has any family relationship with any director or executive officer of the Company, and there are no transactions involving any of Mr. Strickland, Mr. Kim, or Mr. Cha that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Copies of the CFO offer letter with Mr. Strickland, the form of director offer letter, and the form of indemnification agreement are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K. The foregoing descriptions of the offer letters and indemnification agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the applicable offer letter and indemnification agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	CFO Offer Letter, entered into by and between the Company and Mr. Paul Strickland on July 22, 2026
10.2	Form of Director Offer Letter
10.3	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charlton Aria Acquisition Corporation

/s/ Jung Min Lee
	Name:	Jung Min Lee
	Title:	Chief Executive Officer

Date: July 28, 2026

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